CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated October 5, 2010 on the financial statements and financial highlights of Arrow Alternative Solutions Fund, Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, and Arrow Managed Futures Trend Fund, each a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2010 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

              BBD, LLP

Philadelphia, Pennsylvania

November 23, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Northern Lights Fund Trust. Such reference is included in the Statement of Additional Information of Arrow DWA Systematic RS Fund under “Independent Registered Public Accounting Firm”.

                    BBD, LLP

Philadelphia, Pennsylvania

November 23, 2010

Cohen Fund Audit Services

Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1524

www.cohenfund.com

440.835.8500
440.835.1093 *fax*

## CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated September 28, 2010 on the financial statements of the Astor Long-Short ETF Fund, a series of the Northern Lights Fund Trust as of July 31, 2010 and for the periods indicated therein and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to the Northern Lights Fund Trust Registration Statement on Form N-1A.

Cohen Fund Audit Services

Cohen Fund Audit Services, Ltd.
Westlake, Ohio
November 26, 2010

an independent member of BAKER TILLY INTERNATIONAL

Registered with the Public Company Accounting Oversight Board

SQIF Service Quality Innovation and Fun

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated September 29, 2010 on the financial statements and financial highlights of Autopilot Managed Growth FundTM, a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2010 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

             BBD, LLP

Philadelphia, Pennsylvania

November 23, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated September 29, 2010 on the financial statements and financial highlights of Changing Parameters Fund, a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2010 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

              BBD, LLP

Philadelphia, Pennsylvania

November 23, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Northern Lights Fund Trust and to the use of our reports dated September 24, 2010 on the financial statements and financial highlights of Generations Multi-Strategy Fund, a series of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2010 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

/s/TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 30, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Northern Lights Fund Trust and to the use of our reports dated September 24, 2010 on the financial statements and financial highlights of GMG Defensive beta Fund, a series of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2010 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

/s/TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 30, 2010

Cohen Fund Audit Services

Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1524

www.cohenfund.com

440.835.8500
440.835.1093 *fax*

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated September 28, 2010, on the financial statements of the Wade Core Destination Fund, a series of the Northern Lights Fund Trust, as of July 31, 2010, and for the periods indicated therein and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to the Northern Lights Fund Trust Registration Statement on Form N-1A.

Cohen Fund Audit Services

Cohen Fund Audit Services, Ltd.
Westlake, Ohio
November 26, 2010

an independent member of BAKER TILLY INTERNATIONAL

Registered with the Public Company Accounting Oversight Board sqif Service Quality Innovation and Fun

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated September 29, 2010 on the financial statements and financial highlights of Winans Long/Short Fund, a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2010 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

              BBD, LLP

Philadelphia, Pennsylvania

November 23, 2010